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                            MADE2MANAGE SYSTEMS, INC.
                             STOCK OPTION AGREEMENT


     This Stock Option Agreement is entered into by and between _______________ (the "Optionee") hereinbelow set forth and Made2Manage Systems, Inc., an Indiana corporation (the "Company").

     1. OPTIONEE: BASIC TERMS. The Optionee is hereby granted an option to purchase the number of fully paid and non-assessable shares of the Common Stock, without par value, of the Company at the option price hereinbelow set forth, subject to the following additional terms and conditions:

          A.   DEFINITIONS

               1. "Code" shall mean the Internal Revenue Code of 1986, and as amended from time to time.

               2. "Incentive Option" shall mean an option described in Section 422A of the Code. TO QUALIFY FOR FAVORABLE TAX TREATMENT PROVIDED BY AN INCENTIVE OPTION, THE SHARES PURCHASED UPON EXERCISE MUST BE HELD FOR A PERIOD OF TWO (2) YEARS FROM THE DATE OF THE OPTION GRANT AND FOR A PERIOD OF ONE (1) YEAR AFTER THE SHARES ARE TRANSFERRED TO OPTIONEE.

               3. "Non-Qualified Option" shall mean an option other than an Incentive Option, the exercise of which generally results in an immediate taxable event.

               4. Unless otherwise indicated, all capitalized terms set forth in this Agreement shall have the meaning provided to them under the Plan, a copy of which Optionee acknowledges having received.

          B.   GRANT OF OPTION

               1. The Company hereby grants to the Optionee an option (the "Option") to purchase _____ shares of Common Stock of the Company, upon the terms and conditions set forth below. The date of grant of the Option is _________________________
                    (the "Grant Date").

               2.   This Option is intended to be a(n):

                    / / Incentive Option (to be received only by EMPLOYEES of the Company).

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                    / /  Non-Qualified Option.

               3.   The Optionee is a(n) (if applicable, check more than one):

                    / /  Employee       / /  Officer        / /  Director

                    / /  Consultant     / /  Other Person providing services

          C.   DURATION OF OPTION

               1. INCENTIVE OPTION: If this Option is an Incentive Option, as set forth above, it shall expire ten (10) years from the Grant Date, provided, however, for any Optionee who owns more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company, the duration of this Option shall be five (5) years.

               2. NON-QUALIFIED OPTION: If this Option is a Non-Qualified Option, as set forth above, it shall expire ten (10) years after the Grant Date.

          D.   PURCHASE PRICE

               The purchase price for the shares subject to the Option shall be $___________ per share, which is either: (a) equal to at least eighty-five percent (85%) of Fair Market Value if the Option is a Non-Qualified Option, (b) equal to at least one-hundred percent (100%) of Fair Market Value if the Option is an Incentive Option, or (c) equal to at least one-hundred ten percent (110%) of Fair Market Value if the Option is an Incentive Option and Optionee holds more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company.

     2. EXERCISABILITY. This Option shall not be exercisable in whole or in part until ___________________, 19____. Subject to Section 6 regarding termination of Optionee's employment, consulting or other relationships with the Company and Section 10A regarding Incentive Options, this Option shall become exercisable on or after _________________, 19____, with respect to _____% of the shares of
          Common Stock and on the first day of each month thereafter through __________________, 19 ____, with respect to an additional 1/_____ of the shares of Common Stock subject to the Option.


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     3.   METHOD OF EXERCISE AND PAYMENT. This Option may be exercised from time to time, in whole or in part, to the extent exercisable, only by delivery to an officer of the Company of the original of this Option with an appropriate Notice of Exercise duly signed by the holder, together with the full purchase price of the shares purchased pursuant to the exercise of the Option; provided, however, that this Option may not be exercised if such exercise would violate any law or governmental order or regulation. If the offer and sale of the shares subject to the Option has not been registered under the Securities Act of 1933, as amended (the "Act"), Optionee shall deliver to the Company, at the time of exercise, an appropriate "investment letter" in form and content satisfactory to the Company unless, in the opinion of counsel for the Company, the shares issued would not be deemed "restricted securities" within the meaning of such Act or the rules and regulations promulgated thereunder. Payment for the shares purchased pursuant to any exercise shall be made in full at the time of such exercise, in any of the following methods, as may be elected by the Optionee, except for those PROHIBITED methods indicated by a check mark within any of the boxes below (A CHECK MARK MEANS THE
          METHOD IS PROHIBITED):

          / /  In cash or by check payable to the order of the Company;

         / / In Common Stock of the Company already owned by the Optionee for a period of six (6) months prior to such exercise, valued as of the date of exercise of the Option at Fair Market Value;

         / / By a promissory note payable to the order of the Company; if a promissory note is tendered, such note shall bear interest at an interest rate determined by, and shall be subject to such terms and conditions as are prescribed by, the Board of Directors of the Company as set forth in the form of promissory note.

         Optionee agrees to have withheld from any remuneration payable to him/her by the Company and/or to pay to the Company, at the time of exercise of the Option, an amount which is required to be withheld or paid pursuant to any Federal, State or Local tax or revenue laws or regulation, as may be determined by the Company. ****The Optionee:

                         may / /     or     may not / /


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          satisfy such tax withholding by instructing the Company to withhold such number of option shares exercised which, when valued at fair Market Value on the date of Exercise, equal the total tax obligations required to be withheld.***

     4. NON-TRANSFERABILITY. This Option shall not be transferred, sold, pledged, assigned, hypothecated, or disposed of in any manner by Optionee other than by will or the laws of descent and distribution to the extent hereinafter set forth. This Option may be exercised during the holder's lifetime only by the holder hereof or, upon the holder's legal incapacity to act on his/her own behalf, by the holder's conservator or other lawful representative. The Option shall be null and void and without effect upon any attempted assignment or transfer, except as hereinabove provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

     5. TERMINATION. To the extent that this Option shall not have been exercised in full prior to its termination or expiration date, whichever shall be sooner, it shall terminate and become void and of no effect.

     6. CESSATION OF CONTINUOUS STATUS -- TERMINATION RETIREMENT DEATH OR DISABILITY. If the holder shall voluntarily or involuntarily cease his/her Continuous Status (as such term is defined in the Plan) (hereinafter referred to as a "Termination"), the Option of the holder shall terminate forthwith, except that the holder shall have thirty
          (30) days (or such longer period as the Board may approve) following the Termination to exercise this Option or any portion hereof which the holder could have exercised on the date of Termination; provided, however, that if the Termination is due to retirement by the holder on or after attaining the age of sixty-five (65) years, the disability of the holder or the death of the holder, the holder or the representative of the estate of the holder shall have the privilege of exercising the entire unexercised portion of this Option (regardless of whether otherwise exercisable on the date of such Termination), provided that such exercise be accomplished: (1) prior to the expiration of this Option and (2) either within thirty (30) days of the holder's retirement, or within twelve (12) months after the date of death of the holder, as the case may be. Notwithstanding any of the foregoing, if the Termination is "for cause" (as defined in Section (d) of the Plan), or the holder is terminated due to his expropriation of Company property (including trade secrets or other proprietary rights), the existence of which shall be determined by the Board of Directors or the Committee established to administer the Plan (such decision to be made by the Board or Committee in its sole discretion and which determination shall be conclusive), this Option shall terminate immediately upon the Termination and the holder in such event shall have no right


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          after such Termination to exercise any unexercised Option he might have exercised on or prior to the Termination.

     7. STOCK SPLITS AND CAPITAL ADJUSTMENTS. If, prior to the complete exercise of this Option, there shall be declared and paid a stock dividend upon the Common Stock of the Company or if such stock shall be split up, converted, exchanged or reclassified, this Option, to the extent that it has not been exercised, shall entitle the holder, upon the future exercise of this Option, to such number and kind of securities or other property, subject to the terms of the Option, to which the holder would be entitled had he/she actually owned the stock subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split up, conversion, exchange, reclassification or substitution; and the aggregate purchase price upon the future exercise of the Option shall be the same as if shares of Common Stock of the Company originally optioned were being purchased as provided herein.

     8.   ACCELERATION OF EXERCISE DATE.

          A. REORGANIZATION. Notwithstanding anything to the contrary contained in this Agreement, all outstanding unexercised Options shall become fully vested under the Plan and shall be fully exercisable in the event of any reorganization, sale of all or substantially all of the assets of the Company in a transaction in which the Company does not survive in its present form (other than a sale or transfer to a subsidiary or parent of the Company), merger, consolidation, liquidation or similar transaction pursuant to which the Company is not the surviving corporation; provided, however, such Options shall not become fully vested or immediately exercisable (1) if in its sole discretion, the Board has affirmatively determined that such immediate vesting is not in the best interests of the Company, in which event the Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary thereof, or (2) if such transaction is effected by the Company for the principal purpose of changing the Company's state of incorporation.

          B. TIME OF EXERCISE. In the event of such accelerated vesting pursuant to Section 8.A. above, the Option shall be fully exercisable during a period to be designated by the Board
               (but not less than ten (10) nor more than sixty (60) days prior to the closing date of any such transaction).

          C. DEFINITION OF SUBSIDIARY. For purposes of this paragraph, the term "subsidiary" means any corporation which is part of a chain, beginning with the Company, which owns at least fifty percent (50%) or more of the


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               total combined voting power of all classes of stock in one of the other corporations in such a chain.

     9.   COMPLIANCE WITH SECURITIES LAWS.

          A. POSTPONE ISSUANCE. Notwithstanding any provision of this Option to the contrary, the Company may postpone the issuance and delivery of shares upon any exercise of this Option until one of the following conditions shall be met:

               1. The shares with respect to which such Option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and State securities laws now in force or hereafter enacted or amended; or

               2. Counsel for the Company shall have given an opinion that registration of such shares under applicable Federal and State securities laws, as now in force or hereafter enacted or amended, is not required.

          B. INVESTMENT REPRESENTATION. In the event that for any reason the shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933
               (the "1933 Act"), upon any date on which the Option is exercised in whole or in part, the Company shall be under no further obligation to issues shares covered by the Option, unless the Optionee shall give a written representation to the Company, in form satisfactory to the Company, that such person is acquiring the shares issued pursuant to such exercise of the Option for investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he/she will make no transfer of the same except in compliance with the 1933 Act and the rules and regulations promulgated thereunder and then in force, and in such event, the Company may place an "investment legend" upon any certificate for the shares issued by reason of such exercise.

     10.  SPECIAL RULES REGARDING INCENTIVE OPTIONS.

          A. NOTICE OF TRANSFER. If this Option is an Incentive Option, the employee-optionee hereby agrees to notify the Company in writing within three (3) days after any sale, transfer or other disposition of shares acquired upon the exercise of this Option which occurs within either twelve (12) months following the date of exercise or twenty-four (24) months following the date of grant.


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          B.   $100,000 PER YEAR EXERCISE LIMIT. If this Option is an Incentive
               Stock Option it shall be exercisable in accordance with the above
               Section 2, but in no event shall it be exercised to the extent that the aggregate fair market value of Common Stock covered by such Option which is exercisable for the first time during any calendar year, when combined with the aggregate fair market value of all stock covered by incentive stock options (as defined in the Code) granted to Optionee after December 31, 1986 by the Company, its parent or a subsidiary of the Company which are exercisable for the first time during the same calendar year, exceeds $100,000.

     11. NO AGREEMENT OF EMPLOYMENT. Neither the grant of this Option nor this Agreement shall be deemed to create any agreement with, or obligation by, the Company to employ the Optionee for any period of time, it being understood that employment is strictly "at will" in the absence of any written agreement to the contrary and, in the absence of such written agreement, such person may be terminated by the Company at any time, with or without cause.

     12. SUBJECT TO PLAN. This Option is issued subject and pursuant to the provisions of the Plan, receipt of a copy of which the holder acknowledges. A determination of the Board of Directors or the Committee established pursuant to the Plan as to any questions which may arise with respect to the interpretation of the provisions of this Option and of the Plan shall be final. The Board of Directors or the Committee may authorize and establish such rules and regulations, and revisions thereof, not inconsistent with the provisions of the Plan, as it may deem advisable. Any provision hereof which is inconsistent with, or contrary to, the terms and conditions of the Plan shall be superseded and governed by the Plan.

     13. SEVERABILITY. If any condition, term or provision of this Agreement is determined by a court to be illegal or in conflict with any law, State or Federal, the validity of the remaining portions or provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular condition, terms or provisions determined to be unenforceable.

     14. ENTIRE AGREEMENT; INDIANA LAW. This Agreement contains the entire understanding and agreement between the parties hereto respecting the within subject matter, and there are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein. The Company is an Indiana corporation, and this Agreement shall be governed by and construed in accordance with the laws and the State of Indiana.


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     WITNESS the signature of its duly authorized office of the Company as of the date of grant hereof.

                                        MADE2MANAGE SYSTEMS, INC.


                                        By:
                                           -------------------------------------

                                        Name:  David B. Wortman
                                             -----------------------------------

                                        Title:  President and CEO
                                              ----------------------------------

Acknowledged and Agreed to:

-----------------------------------
Signature

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Name

-----------------------------------
Street Address

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City, State, Zip Code

-----------------------------------
Social Security No.




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